Exhibit 10.11

Integrated Marketing Service Contract

Party A: AOSI Production Co., LTD.

Party B: TOURMIND LIMITED

In accordance with the relevant provisions of the Civil Code of the People’s Republic of China, Party A and Party B, on the principle of equality, voluntarism, mutual benefit and reciprocity, have reached the following agreement through full negotiation on matters related to the network promotion entrusted by Party A to Party B on the platform of Party B’s agency for both parties to comply with.

I. Service matters

1. Party B is an Internet media advertising platform Twitter, Instagram, Meta, YouTube, TikTok, Metaera, Coindesk, Blockbeats, Gold Finance, Block Rhythm, Party A agrees to entrust Party B with the “authorized online advertising agency” of the Daily Planet and other (hereinafter referred to as the Platform) to carry out online promotion on the said platform and pay the corresponding service fees to Party B in accordance with the provisions hereof.

2. The integrated marketing service stipulated herein refers to a technical service that displays Party A’s information on the result page and related pages (collectively referred to as the “display page”) of the said platform for payment.

3. During the service term, Party B shall operate the account and carry out advertising. Party B shall produce and provide the advertising content necessary for Party A’s promotion on the Platform, provided that Party A shall be responsible for the authenticity, legality and validity of the advertising content produced by Party A.

4. Party A acknowledges and fully entrusts Party B to provide Party A with comprehensive integrated marketing services, including but not limited to operation of Party A’s advertising content delivery system on Party B or the media integrated by Party B, relevant processes, material production, accounts, payment and other necessary services and operations related to this Agreement, with full recognition and knowledge of Party A.

5. Party B shall have the right to optimize and adjust the promotion according to the actual effect, control the budget and effect scope, and make its best efforts to serve Party A. Party B undertakes to make use of its platform integration advantages, platform user data and behavior model to provide Party A with more intelligent integrated marketing services, select the platform, time and target group of launch, adjust the launch strategy when necessary, and make its best efforts to serve Party A’s promotion needs, implement launch and supervise the effect of launch. To provide Party A with comprehensive technical and optimization services.

II. Service term

1. Service period: from April 1, 2024 to March 31, 2025.

2. One month before the expiration of the Contract, if both parties agree to renew the contract, a renewal contract shall be signed separately. If both parties fail to renew the contract, the Contract shall be automatically terminated on the expiration date of the service term.

III. Account Management

1. Party A shall provide Party B with the following materials for Party B to apply to the Platform for opening an account: business license, identity certificate of legal representative, power of attorney, trademark registration certificate, patent certificate and other valid certificates to prove the legitimate operation of the operating entity. Party A shall be responsible for the authenticity of the materials provided by Party B and bear all responsibilities for such documents.

2. Party B shall take strict measures to keep the information and password of the account confidential. In case of loss of funds in the account or failure to deduct normal fees due to leakage of Party A’s password or other reasons, Party B shall be liable.

3. The ownership of the account belongs to the Platform. If the parties fail to renew the contract after the expiration of the cooperation term, the Platform or Party B shall have the right to recover the right to use the account.

IV. Rules of Advertising Promotion

1. The contents of advertisements published by Party B shall not violate the provisions of national policies, laws and regulations, social public order and good customs, involve socially sensitive issues, or infringe upon the legitimate rights and interests of others including privacy, intellectual property rights, etc. Otherwise, all liabilities arising therefrom shall be borne by Party B.

2. Party A and Party B confirm that all data hereunder (including but not limited to information release location, consumption amount, release time, page views, exposure amount and conversion amount) shall be subject to the background data of the platform released, and the data of the platform shall be the basis for ascertaining facts.

3. Party B shall have the right to review the advertising content provided by Party A. However, regardless of whether the contents of the advertisement have been reviewed by Party B, if Party B finds that Party A’s advertisement exists under the circumstances set out in Paragraph 1 of this article during Party A’s advertisement publishing process, Party A shall actively cooperate with Party A to make rectification upon Party B’s prompt (during the prompt period, Party B or the platform shall have the right to suspend the release). If Party A fails to make rectification, Party B shall have the right to cancel Party A’s advertising content and require Party A to pay liquidated damages amounting to 20% of the total contract price. If Party B or the Platform is subject to administrative punishment, the advertisement is blocked or other adverse social consequences are caused, Party A shall bear all liabilities (including but not limited to economic compensation).

4. During the advertising promotion period, if the advertising promotion is suspended or stopped due to hackers, network failures, national policy requirements, etc., Party B and the platform shall not be liable for such suspension or cessation.

5. If the advertising content to be promoted must go through the examination and approval procedures of relevant government departments, it shall be released and promoted only after approval.

V. Payment and reconciliation

1. Contract Amount: The total amount of the fees charged by Party B for providing integrated marketing services to Party A or its customers hereunder shall be USD 2,700,000.00 yuan.

2. Payment method: Party A shall pay the monthly service fee of USD 225,000.00 within three working days after the acceptance of the promotion service.

VI. Intellectual property rights

1. Both parties warrant that the materials, information, materials, documents, etc. provided by one party to the other party are legally obtained and will not infringe upon the intellectual property rights and other legitimate rights and interests of any other party; otherwise, all liabilities shall be borne by the providing Party. If the other party suffers economic losses as a result, the Providing Party shall be liable for compensation.

2. Both parties warrant that the hardware, software, program, password, trade name, technology, license, patent, trademark, technical knowledge and business process of the other party, which is known or permitted to be used by one party in accordance with this Contract, shall be the legal property of the other party, and shall not be transferred, assigned or co-owned in any form by the signing of this Contract, and the other Party shall have no rights or interests in respect thereof.

3. If either party finds that the other party has committed the above-mentioned violations of intellectual property protection, it shall have the right to request the other party to immediately stop such infringement and bear the liability for compensation.

VII. Confidentiality

1. Party A and Party B shall keep confidential the confidential information of the other party they have learned during the performance of this Contract. Except for the purpose of performing this Contract, the receiving party shall not disclose to any third party the confidential information of the other party (including its branches, holding companies and joint venture companies) obtained and known during the cooperation unless it performs its obligations under this Contract. Confidential information shall include technical information and business information, among which technical information shall include but not limited to operation manual, technical scheme, engineering design, technical index, technical report, experimental data, work progress and relevant correspondence and telecommunications. Business information shall include but not limited to the receiving party’s procurement plan, product price, product use, negotiations between the parties and any documents signed, including all information contained in contracts, agreements, memoranda and orders, provided that the corresponding information published by Party A through advertisements shall not be classified as confidential information under this contract.

2. Without the written consent of the other party, the Receiving Party shall not use or disclose to any third party any confidential information of the other party outside the purpose of cooperation between the parties, whether such confidential information is oral or written, or in the form of disk, film or electronic document.

3. The Receiving Party shall protect the Confidential Information of the other Party with at least as much care as it takes to protect its own confidential Information, and at least not less than reasonable care to prevent the theft of the Confidential Information or any unauthorized use, disclosure or dissemination of the Confidential Information.

4. Employees of the Receiving Party shall have access to the Confidential Information of the other party only for the purpose necessary to understand the confidential Information of the other party, but shall be bound by the confidentiality clause at least as strict as this Contract. The other party shall be jointly and severally liable if its employees breach the confidentiality provisions hereof.

5. When the other party requests to withdraw the relevant materials of confidential information, the receiving party shall return the relevant materials and their copies to the other party, or destroy such materials and their copies at the request of the other party, and provide relevant certificates.

6. Unless expressly stated, the disclosure of information by the other party to the Receiving Party hereunder shall not indicate that the Receiving Party has granted the license or use of any patent, trademark, copyright, trade secret or other intellectual property rights.

7. If either party violates the above terms and conditions, the other party shall have the right to take one or more of the following remedial measures according to the extent of such violation and the damage caused: termination of the cooperation between the parties; Claim the breaching party to make full compensation to the other party according to the total amount of the contract; Demand compensation for the corresponding losses and expenses (including but not limited to lawyers’ fees, investigation and evidence collection fees, etc.);

8. The confidentiality obligations of both parties hereunder shall be valid forever, unless such confidential information has been fully legally disclosed or the disclosing party announces that such information will no longer be kept confidential.

VIII. Liability for breach of contract

1. If Party A delays the payment, it shall pay Party B a penalty equal to 5 % per day of the amount due for each day overdue, and Party B shall have the right to suspend the services it should provide temporarily. Party A shall bear any consequences arising therefrom, and Party B shall have the right to unilaterally terminate the contract and ask Party A to pay a penalty equal to 20% of the total contract price for more than 15 days overdue.

2. If this Contract is terminated due to no subjective fault of Party B or Party A unilaterally terminates this Contract in advance, the fees charged by Party B shall not be refunded. In case of any loss caused to Party B, Party A shall compensate Party B for all actual losses.

3. If this Contract is terminated in advance due to Party B’s subjective fault, Party B shall refund the payment amount corresponding to Party A’s failure to publish the advertisement. If Party A suffers any loss, Party B shall also compensate Party A for all actual losses.

IX. Special disclaimer

1. Party A understands that, based on the overall interests of the market and business needs, the media, its delivery platform and website may adjust the service content, layout, page design and other relevant aspects of its website from time to time. If the above adjustment affects the data promotion hereunder (including but not limited to the time of Posting location data promotion, etc.), Party A willfully understand. Party B shall try its best to minimize the aforesaid impact.

2. Party A understands that for the purpose of the normal operation of the platform and the Website, the media may periodically or irregularly stop the website for maintenance. If the advertisements hereunder cannot be released as scheduled due to such circumstances, Party A will give an understanding and Party B shall notify Party A within the shortest time.

3. In addition to the above circumstances, if the advertisement cannot be published as scheduled due to other reasons caused by the media, Party A shall give an understanding and Party B shall timely notify Party A and make adjustments to the release plan to minimize the impact.

4. Party A agrees that if the advertisement cannot be published as scheduled due to the above circumstances, Party B shall not be deemed to have breached the contract.

X. Anti-corruption provisions

1. Each Party shall urge its employees, agents, consultants and other personnel related to the performance of this Contract (collectively referred to as “interested persons”) to comply with all laws and regulations related to anti-bribery and anti-corruption, and shall not engage in any form that may involve bribery, corruption, extortion, embezzlement or other illegal activities.

2. Either Party shall indemnify the other party or its interested persons against any expenditure, damage, liability, loss or expense directly or indirectly caused by the violation of anti-bribery laws by the other party or its interested persons. In case of any breach, such Party shall be fully liable for compensation to the other party.

XI. Notice and service

1. All notices between the parties shall be in writing and may be sent by hand, registered post, speedpost, fax, E-mail, etc.

2. Both parties agree that the scope of application of the contact information set forth in the first part of this Contract shall include the sending of various notices, contracts and other documents by both parties without litigation, the service of relevant documents and legal documents in case of disputes arising from this contract, and all judicial procedures such as preservation, filing, first instance, second instance, retrial and execution procedures after the disputes enter into civil proceedings.

3. The contact information set forth in the first paragraph of this Contract shall be the effective means of communication between the parties. In case of any change, either party shall promptly notify the other party in writing. Otherwise, the service made by the other party according to the service method agreed herein to the communication method before the change shall still be deemed to be valid service, and the adverse consequences arising therefrom shall be borne by the party that fails to notify the other party in time.

XII. Law Application and dispute resolution Method

Any dispute arising out of or in connection with this Contract shall be settled by both parties through negotiation on the principle of mutual understanding and accommodation. If no settlement can be reached through negotiation, the dispute shall be submitted to the people’s court at the place where Party A is located for litigation settlement. All expenses arising therefrom, including attorney’s fee, litigation fee, security fee, guarantee fee, announcement fee, investigation fee, evaluation fee, travel fee, auction fee and enforcement fee, shall be borne by the losing party.

XIII. Other agreements

1. This contract shall come into force on the date when it is signed by both parties (signed by natural persons and stamped with official seal or special seal for contract by legal persons or other organizations). This Contract may be supplemented, modified, or terminated in advance upon mutual agreement of both parties.

2. For the convenience of signing the contract in different places, the contract and confirmation letter signed by Party A and Party B by fax, electronic scanning or other data messages shall have the same legal effect as the contract and confirmation letter signed in person. In order to implement the management of the contract, if the contract is signed by means of data message scanning (including fax, electronic data interchange, E-mail, etc.), Party A and Party B are obliged to exchange the originals of the contract and deliver them to the other party by mail or other means.

3. Party A understands that Party B has annual audit, audit and other needs, so no matter whether the delivery is finished or the contract expires, Party A shall not arbitrarily contact the advertising agency to authorize or cancel the delivery account. If Party A needs to cancel the authorization or cancel the account, it shall notify Party B in writing 7 working days in advance and reserve time for Party B to retain the relevant information of the account.

4. Failure or delay by either party to exercise any right, power, compensation or compensation hereunder shall not be deemed as waiver of such right, power, compensation or compensation. The exercise of any right, power, compensation or compensation hereunder in whole or in part by either party shall not affect its exercise of any other right, power, compensation or compensation hereunder.

5. If any provision of this Contract is held to be invalid or unenforceable, then the other provisions of this Contract and other provisions of this Contract shall remain in full force and effect and shall not be affected by the contents of such invalid provision.

6. The headings of the terms of this Contract are for reminder only and do not limit, extend or otherwise interpret the terms of this Contract.

7. This contract is made in duplicate, with each party holding one copy and each copy having the same legal effect.

(The following text is not included)

Party A: AOSI Production Co., LTD.

Authorized Representative:

Date: March 20, 2024

Party B: TOURMIND LIMITED

Authorized Representative:

Date: March 20, 2024

Integrated Marketing Service Contract

Party A: AOSI Production Co., LTD.

Party B: TOURMIND LIMITED

In accordance with the relevant provisions of the Civil Code of the People’s Republic of China, Party A and Party B, on the principle of equality, voluntarism, mutual benefit and reciprocity, have reached the following agreement through full negotiation on matters related to the network promotion entrusted by Party A to Party B on the platform of Party B’s agency for both parties to comply with.

I. Service matters

1. Party B is the “authorized online advertising agent” of the Internet media advertising platform TikTok (hereinafter referred to as the Platform). Party A agrees to entrust Party B to carry out online promotion on the aforementioned platform and pay corresponding service fees to Party B in accordance with provisions hereof.

2. The integrated marketing service stipulated herein refers to a technical service that displays Party A’s information on the result page and related pages (collectively referred to as the “display page”) of the said platform for payment.

3. During the service term, Party B shall operate the account and carry out advertising. Party B shall produce and provide the advertising content necessary for Party A’s promotion on the Platform, provided that Party A shall be responsible for the authenticity, legality and validity of the advertising content produced by Party A.

4. Party A acknowledges and fully entrusts Party B to provide Party A with comprehensive integrated marketing services, including but not limited to operation of Party A’s advertising content delivery system on Party B or the media integrated by Party B, relevant processes, material production, accounts, payment and other necessary services and operations related to this Agreement, with full recognition and knowledge of Party A.

5. Party B shall have the right to optimize and adjust the promotion according to the actual effect, control the budget and effect scope, and make its best efforts to serve Party A. Party B undertakes to make use of its platform integration advantages, platform user data and behavior model to provide Party A with more intelligent integrated marketing services, select the platform, time and target group of launch, adjust the launch strategy when necessary, and make its best efforts to serve Party A’s promotion needs, implement launch and supervise the effect of launch. To provide Party A with comprehensive technical and optimization services.

II. Service term

1. Service period: from October 1, 2023 to September 30, 2024.

2. One month before the expiration of the Contract, if both parties agree to renew the contract, a renewal contract shall be signed separately. If both parties fail to renew the contract, the Contract shall be automatically terminated on the expiration date of the service term.

III. Account Management

1. Party A shall provide Party B with the following materials for Party B to apply to the Platform for opening an account: business license, identity certificate of legal representative, power of attorney, trademark registration certificate, patent certificate and other valid certificates to prove the legitimate operation of the operating entity. Party A shall be responsible for the authenticity of the materials provided by Party B and bear all responsibilities for such documents.

2. Party B shall take strict measures to keep the information and password of the account confidential. In case of loss of funds in the account or failure to deduct normal fees due to leakage of Party A’s password or other reasons, Party B shall be liable.

3. The ownership of the account belongs to the Platform. If the parties fail to renew the contract after the expiration of the cooperation term, the Platform or Party B shall have the right to recover the right to use the account.

IV. Rules of Advertising Promotion

1. The contents of advertisements published by Party B shall not violate the provisions of national policies, laws and regulations, social public order and good customs, involve socially sensitive issues, or infringe upon the legitimate rights and interests of others including privacy, intellectual property rights, etc. Otherwise, all liabilities arising therefrom shall be borne by Party B.

2. Party A and Party B confirm that all data hereunder (including but not limited to information release location, consumption amount, release time, page views, exposure amount and conversion amount) shall be subject to the background data of the platform released, and the data of the platform shall be the basis for ascertaining facts.

3. Party B shall have the right to review the advertising content provided by Party A. However, regardless of whether the contents of the advertisement have been reviewed by Party B, if Party B finds that Party A’s advertisement exists under the circumstances set out in Paragraph 1 of this article during Party A’s advertisement publishing process, Party A shall actively cooperate with Party A to make rectification upon Party B’s prompt (during the prompt period, Party B or the platform shall have the right to suspend the release). If Party A fails to make rectification, Party B shall have the right to cancel Party A’s advertising content and require Party A to pay liquidated damages amounting to 20% of the total contract price. If Party B or the Platform is subject to administrative punishment, the advertisement is blocked or other adverse social consequences are caused, Party A shall bear all liabilities (including but not limited to economic compensation).

4. During the advertising promotion period, if the advertising promotion is suspended or stopped due to hackers, network failures, national policy requirements, etc., Party B and the platform shall not be liable for such suspension or cessation.

5. If the advertising content to be promoted must go through the examination and approval procedures of relevant government departments, it shall be released and promoted only after approval.

V. Payment and reconciliation

1. Contract Amount: The total amount of the fees charged by Party B for providing integrated marketing services to Party A or its customers hereunder shall be MOP8,448.000 yuan.

2. Payment method: Party A shall pay no less than MOP352,000.00 as advance payment when distributing relevant marketing demands to Party B on a monthly basis, and shall pay the remaining MOP352,000.00 within three working days upon completion of acceptance inspection of the marketing services.

VI. Intellectual Property Rights

1. Both parties warrant that the materials, information, materials, documents, etc. provided by one party to the other party are legally obtained and will not infringe upon the intellectual property rights and other legitimate rights and interests of any other party; otherwise, all liabilities shall be borne by the providing Party. If the other party suffers economic losses as a result, the Providing Party shall be liable for compensation.

2. Both parties warrant that the hardware, software, program, password, trade name, technology, license, patent, trademark, technical knowledge and business process of the other party, which is known or permitted to be used by one party in accordance with this Contract, shall be the legal property of the other party, and shall not be transferred, assigned or co-owned in any form by the signing of this Contract, and the other Party shall have no rights or interests in respect thereof.

3. If either party finds that the other party has committed the above-mentioned violations of intellectual property protection, it shall have the right to request the other party to immediately stop such infringement and bear the liability for compensation.

VII. Confidentiality

1. Party A and Party B shall keep confidential the confidential information of the other party they have learned during the performance of this Contract. Except for the purpose of performing this Contract, the receiving party shall not disclose to any third party the confidential information of the other party (including its branches, holding companies and joint venture companies) obtained and known during the cooperation unless it performs its obligations under this Contract. Confidential information shall include technical information and business information, among which technical information shall include but not limited to operation manual, technical scheme, engineering design, technical index, technical report, experimental data, work progress and relevant correspondence and telecommunications. Business information shall include but not limited to the receiving party’s procurement plan, product price, product use, negotiations between the parties and any documents signed, including all information contained in contracts, agreements, memoranda and orders, provided that the corresponding information published by Party A through advertisements shall not be classified as confidential information under this contract.

2. Without the written consent of the other party, the Receiving Party shall not use or disclose to any third party any confidential information of the other party outside the purpose of cooperation between the parties, whether such confidential information is oral or written, or in the form of disk, film or electronic document.

3. The Receiving Party shall protect the Confidential Information of the other Party with at least as much care as it takes to protect its own confidential Information, and at least not less than reasonable care to prevent the theft of the Confidential Information or any unauthorized use, disclosure or dissemination of the Confidential Information.

4. Employees of the Receiving Party shall have access to the Confidential Information of the other party only for the purpose necessary to understand the confidential Information of the other party, but shall be bound by the confidentiality clause at least as strict as this Contract. The other party shall be jointly and severally liable if its employees breach the confidentiality provisions hereof.

5. When the other party requests to withdraw the relevant materials of confidential information, the receiving party shall return the relevant materials and their copies to the other party, or destroy such materials and their copies at the request of the other party, and provide relevant certificates.

6. Unless expressly stated, the disclosure of information by the other party to the Receiving Party hereunder shall not indicate that the Receiving Party has granted the license or use of any patent, trademark, copyright, trade secret or other intellectual property rights.

7. If either party violates the above terms and conditions, the other party shall have the right to take one or more of the following remedial measures according to the extent of such violation and the damage caused: termination of the cooperation between the parties; Claim the breaching party to make full compensation to the other party according to the total amount of the contract; Demand compensation for the corresponding losses and expenses (including but not limited to lawyers’ fees, investigation and evidence collection fees, etc.);

8. The confidentiality obligations of both parties hereunder shall be valid forever, unless such confidential information has been fully legally disclosed or the disclosing party announces that such information will no longer be kept confidential.

VIII. Liability for breach of contract

1. If Party A delays the payment, it shall pay Party B a penalty equal to 5 % per day of the amount due for each day overdue, and Party B shall have the right to suspend the services it should provide temporarily. Party A shall bear any consequences arising therefrom, and Party B shall have the right to unilaterally terminate the contract and ask Party A to pay a penalty equal to 20% of the total contract price for more than 15 days overdue.

2. If this Contract is terminated due to no subjective fault of Party B or Party A unilaterally terminates this Contract in advance, the fees charged by Party B shall not be refunded. In case of any loss caused to Party B, Party A shall compensate Party B for all actual losses.

3. If this Contract is terminated in advance due to Party B’s subjective fault, Party B shall refund the payment amount corresponding to Party A’s failure to publish the advertisement. If Party A suffers any loss, Party B shall also compensate Party A for all actual losses.

IX. Special disclaimer

1. Party A understands that, based on the overall interests of the market and business needs, the media, its delivery platform and website may adjust the service content, layout, page design and other relevant aspects of its website from time to time. If the above adjustment affects the data promotion hereunder (including but not limited to the time of Posting location data promotion,etc.), Party A willfully understand. Party B shall try its best to minimize the aforesaid impact.

2. Party A understands that for the purpose of the normal operation of the platform and the Website, the media may periodically or irregularly stop the website for maintenance. If the advertisements hereunder cannot be released as scheduled due to such circumstances, Party A will give an understanding and Party B shall notify Party A within the shortest time.

3. In addition to the above circumstances, if the advertisement cannot be published as scheduled due to other reasons caused by the media, Party A shall give an understanding and Party B shall timely notify Party A and make adjustments to the release plan to minimize the impact.

4. Party A agrees that if the advertisement cannot be published as scheduled due to the above circumstances, Party B shall not be deemed to have breached the contract.

X. Anti-corruption provisions

1. Each Party shall urge its employees, agents, consultants and other personnel related to the performance of this Contract (collectively referred to as “interested persons”) to comply with all laws and regulations related to anti-bribery and anti-corruption, and shall not engage in any form that may involve bribery, corruption, extortion, embezzlement or other illegal activities.

2. Either Party shall indemnify the other party or its interested persons against any expenditure, damage, liability, loss or expense directly or indirectly caused by the violation of anti-bribery laws by the other party or its interested persons. In case of any breach, such Party shall be fully liable for compensation to the other party.

XI. Notice and service

1. All notices between the parties shall be in writing and may be sent by hand, registered post, speedpost, fax, E-mail, etc.

2. Both parties agree that the scope of application of the contact information set forth in the first part of this Contract shall include the sending of various notices, contracts and other documents by both parties without litigation, the service of relevant documents and legal documents in case of disputes arising from this contract, and all judicial procedures such as preservation, filing, first instance, second instance, retrial and execution procedures after the disputes enter into civil proceedings.

3. The contact information set forth in the first paragraph of this Contract shall be the effective means of communication between the parties. In case of any change, either party shall promptly notify the other party in writing. Otherwise, the service made by the other party according to the service method agreed herein to the communication method before the change shall still be deemed to be valid service, and the adverse consequences arising therefrom shall be borne by the party that fails to notify the other party in time.

XII. Law Application and dispute resolution Method

Any dispute arising out of or in connection with this Contract shall be settled by both parties through negotiation on the principle of mutual understanding and accommodation. If no settlement can be reached through negotiation, the dispute shall be submitted to the people’s court at the place where Party A is located for litigation settlement. All expenses arising therefrom, including attorney’s fee, litigation fee, security fee, guarantee fee, announcement fee, investigation fee, evaluation fee, travel fee, auction fee and enforcement fee, shall be borne by the losing party.

XIII. Other agreements

1. This contract shall come into force on the date when it is signed by both parties (signed by natural persons and stamped with official seal or special seal for contract by legal persons or other organizations). This Contract may be supplemented, modified, or terminated in advance upon mutual agreement of both parties.

2. For the convenience of signing the contract in different places, the contract and confirmation letter signed by Party A and Party B by fax, electronic scanning or other data messages shall have the same legal effect as the contract and confirmation letter signed in person. In order to implement the management of the contract, if the contract is signed by means of data message scanning (including fax, electronic data interchange, E-mail, etc.), Party A and Party B are obliged to exchange the originals of the contract and deliver them to the other party by mail or other means.

3. Party A understands that Party B has annual audit, audit and other needs, so no matter whether the delivery is finished or the contract expires, Party A shall not arbitrarily contact the advertising agency to authorize or cancel the delivery account. If Party A needs to cancel the authorization or cancel the account, it shall notify Party B in writing 7 working days in advance and reserve time for Party B to retain the relevant information of the account.

4. Failure or delay by either party to exercise any right, power, compensation or compensation hereunder shall not be deemed as waiver of such right, power, compensation or compensation. The exercise of any right, power, compensation or compensation hereunder in whole or in part by either party shall not affect its exercise of any other right, power, compensation or compensation hereunder.

5. If any provision of this Contract is held to be invalid or unenforceable, then the other provisions of this Contract and other provisions of this Contract shall remain in full force and effect and shall not be affected by the contents of such invalid provision.

6. The headings of the terms of this Contract are for reminder only and do not limit, extend or otherwise interpret the terms of this Contract.

7. This contract is made in duplicate, with each party holding one copy and each copy having the same legal effect.

(The following text is not included)

Party A: AOSI Production Co., LTD.

Authorized Representative:

Date: September 10, 2023

Party B: TOURMINDLIMITED

Authorized Representative:

Date: September 10, 2023

Integrated Marketing Service Contract

Party A: AOSI Production Co., LTD.

Party B: TOURMIND LIMITED

In accordance with the relevant provisions of the Civil Code of the People’s Republic of China, Party A and Party B, on the principle of equality, voluntarism, mutual benefit and reciprocity, have reached the following agreement through full negotiation on matters related to the network promotion entrusted by Party A to Party B on the platform of Party B’s agency for both parties to comply with.

I. Service matters

1. Party B is an Internet media advertising platform Twitter, Instagram, Meta, YouTube, TikTok, Metaera, Coindesk, Blockbeats, Gold Finance, Block Rhythm, Party A agrees to entrust Party B with the “authorized online advertising agency” of the Daily Planet and other (hereinafter referred to as the Platform) to carry out online promotion on the said platform and pay the corresponding service fees to Party B in accordance with the provisions hereof.

2. The integrated marketing service stipulated herein refers to a technical service that displays Party A’s information on the result page and related pages (collectively referred to as the “display page”) of the said platform for payment.

3. During the service term, Party B shall operate the account and carry out advertising. Party B shall produce and provide the advertising content necessary for Party A’s promotion on the Platform, provided that Party A shall be responsible for the authenticity, legality and validity of the advertising content produced by Party A.

4. Party A acknowledges and fully entrusts Party B to provide Party A with comprehensive integrated marketing services, including but not limited to operation of Party A’s advertising content delivery system on Party B or the media integrated by Party B, relevant processes, material production, accounts, payment and other necessary services and operations related to this Agreement, with full recognition and knowledge of Party A.

5. Party B shall have the right to optimize and adjust the promotion according to the actual effect, control the budget and effect scope, and make its best efforts to serve Party A. Party B undertakes to make use of its platform integration advantages, platform user data and behavior model to provide Party A with more intelligent integrated marketing services, select the platform, time and target group of launch, adjust the launch strategy when necessary, and make its best efforts to serve Party A’s promotion needs, implement launch and supervise the effect of launch. To provide Party A with comprehensive technical and optimization services.

II. Service term

1. Service period: from October 1, 2023 to September 30, 2024.

2. One month before the expiration of the Contract, if both parties agree to renew the contract, a renewal contract shall be signed separately. If both parties fail to renew the contract, the Contract shall be automatically terminated on the expiration date of the service term.

III. Account Management

1. Party A shall provide Party B with the following materials for Party B to apply to the Platform for opening an account: business license, identity certificate of legal representative, power of attorney, trademark registration certificate, patent certificate and other valid certificates to prove the legitimate operation of the operating entity. Party A shall be responsible for the authenticity of the materials provided by Party B and bear all responsibilities for such documents.

2. Party B shall take strict measures to keep the information and password of the account confidential. In case of loss of funds in the account or failure to deduct normal fees due to leakage of Party A’s password or other reasons, Party B shall be liable.

3. The ownership of the account belongs to the Platform. If the parties fail to renew the contract after the expiration of the cooperation term, the Platform or Party B shall have the right to recover the right to use the account.

IV. Rules of Advertising Promotion

1. The contents of advertisements published by Party B shall not violate the provisions of national policies, laws and regulations, social public order and good customs, involve socially sensitive issues, or infringe upon the legitimate rights and interests of others including privacy, intellectual property rights, etc. Otherwise, all liabilities arising therefrom shall be borne by Party B.

2. Party A and Party B confirm that all data hereunder (including but not limited to information release location, consumption amount, release time, page views, exposure amount and conversion amount) shall be subject to the background data of the platform released, and the data of the platform shall be the basis for ascertaining facts.

3. Party B shall have the right to review the advertising content provided by Party A. However, regardless of whether the contents of the advertisement have been reviewed by Party B, if Party B finds that Party A’s advertisement exists under the circumstances set out in Paragraph 1 of this article during Party A’s advertisement publishing process, Party A shall actively cooperate with Party A to make rectification upon Party B’s prompt (during the prompt period, Party B or the platform shall have the right to suspend the release). If Party A fails to make rectification, Party B shall have the right to cancel Party A’s advertising content and require Party A to pay liquidated damages amounting to 20% of the total contract price. If Party B or the Platform is subject to administrative punishment, the advertisement is blocked or other adverse social consequences are caused, Party A shall bear all liabilities (including but not limited to economic compensation).

4. During the advertising promotion period, if the advertising promotion is suspended or stopped due to hackers, network failures, national policy requirements, etc., Party B and the platform shall not be liable for such suspension or cessation.

5. If the advertising content to be promoted must go through the examination and approval procedures of relevant government departments, it shall be released and promoted only after approval.

V. Payment and reconciliation

1. Contract Amount: The total amount of the fees charged by Party B for providing integrated marketing services to Party A or its customers hereunder shall be MOP58,752.000.00 yuan.

2. Payment method: Party A shall pay no less than MOP 2,448,000.00 as advance payment when distributing relevant marketing demands to Party B on a monthly basis, and shall pay the remaining MOP 2,448,000.00 within three working days upon completion of acceptance inspection of the marketing services.

VI. Intellectual property rights

1. Both parties warrant that the materials, information, materials, documents, etc. provided by one party to the other party are legally obtained and will not infringe upon the intellectual property rights and other legitimate rights and interests of any other party; otherwise, all liabilities shall be borne by the providing Party. If the other party suffers economic losses as a result, the Providing Party shall be liable for compensation.

2. Both parties warrant that the hardware, software, program, password, trade name, technology, license, patent, trademark, technical knowledge and business process of the other party, which is known or permitted to be used by one party in accordance with this Contract, shall be the legal property of the other party, and shall not be transferred, assigned or co-owned in any form by the signing of this Contract, and the other Party shall have no rights or interests in respect thereof.

3. If either party finds that the other party has committed the above-mentioned violations of intellectual property protection, it shall have the right to request the other party to immediately stop such infringement and bear the liability for compensation.

VII. Confidentiality

1. Party A and Party B shall keep confidential the confidential information of the other party they have learned during the performance of this Contract. Except for the purpose of performing this Contract, the receiving party shall not disclose to any third party the confidential information of the other party (including its branches, holding companies and joint venture companies) obtained and known during the cooperation unless it performs its obligations under this Contract. Confidential information shall include technical information and business information, among which technical information shall include but not limited to operation manual, technical scheme, engineering design, technical index, technical report, experimental data, work progress and relevant correspondence and telecommunications. Business information shall include but not limited to the receiving party’s procurement plan, product price, product use, negotiations between the parties and any documents signed, including all information contained in contracts, agreements, memoranda and orders, provided that the corresponding information published by Party A through advertisements shall not be classified as confidential information under this contract.

2. Without the written consent of the other party, the Receiving Party shall not use or disclose to any third party any confidential information of the other party outside the purpose of cooperation between the parties, whether such confidential information is oral or written, or in the form of disk, film or electronic document.

3. The Receiving Party shall protect the Confidential Information of the other Party with at least as much care as it takes to protect its own confidential Information, and at least not less than reasonable care to prevent the theft of the Confidential Information or any unauthorized use, disclosure or dissemination of the Confidential Information.

4. Employees of the Receiving Party shall have access to the Confidential Information of the other party only for the purpose necessary to understand the confidential Information of the other party, but shall be bound by the confidentiality clause at least as strict as this Contract. The other party shall be jointly and severally liable if its employees breach the confidentiality provisions hereof.

5. When the other party requests to withdraw the relevant materials of confidential information, the receiving party shall return the relevant materials and their copies to the other party, or destroy such materials and their copies at the request of the other party, and provide relevant certificates.

6. Unless expressly stated, the disclosure of information by the other party to the Receiving Party hereunder shall not indicate that the Receiving Party has granted the license or use of any patent, trademark, copyright, trade secret or other intellectual property rights.

7. If either party violates the above terms and conditions, the other party shall have the right to take one or more of the following remedial measures according to the extent of such violation and the damage caused: termination of the cooperation between the parties; Claim the breaching party to make full compensation to the other party according to the total amount of the contract; Demand compensation for the corresponding losses and expenses (including but not limited to lawyers’ fees, investigation and evidence collection fees, etc.);

8. The confidentiality obligations of both parties hereunder shall be valid forever, unless such confidential information has been fully legally disclosed or the disclosing party announces that such information will no longer be kept confidential.

VIII. Liability for breach of contract

1. If Party A delays the payment, it shall pay Party B a penalty equal to 5% per day of the amount due for each day overdue, and Party B shall have the right to suspend the services it should provide temporarily. Party A shall bear any consequences arising therefrom, and Party B shall have the right to unilaterally terminate the contract and ask Party A to pay a penalty equal to 20% of the total contract price for more than 15 days overdue.

2. If this Contract is terminated due to no subjective fault of Party B or Party A unilaterally terminates this Contract in advance, the fees charged by Party B shall not be refunded. In case of any loss caused to Party B, Party A shall compensate Party B for all actual losses.

3. If this Contract is terminated in advance due to Party B’s subjective fault, Party B shall refund the payment amount corresponding to Party A’s failure to publish the advertisement. If Party A suffers any loss, Party B shall also compensate Party A for all actual losses.

IX. Special disclaimer

1. Party A understands that, based on the overall interests of the market and business needs, the media, its delivery platform and website may adjust the service content, layout, page design and other relevant aspects of its website from time to time. If the above adjustment affects the data promotion hereunder (including but not limited to the time of Posting location data promotion, etc.), Party A willfully understand. Party B shall try its best to minimize the aforesaid impact.

2. Party A understands that for the purpose of the normal operation of the platform and the Website, the media may periodically or irregularly stop the website for maintenance. If the advertisements hereunder cannot be released as scheduled due to such circumstances, Party A will give an understanding and Party B shall notify Party A within the shortest time.

3. In addition to the above circumstances, if the advertisement cannot be published as scheduled due to other reasons caused by the media, Party A shall give an understanding and Party B shall timely notify Party A and make adjustments to the release plan to minimize the impact.

4. Party A agrees that if the advertisement cannot be published as scheduled due to the above circumstances, Party B shall not be deemed to have breached the contract.

X. Anti-corruption provisions

1. Each Party shall urge its employees, agents, consultants and other personnel related to the performance of this Contract (collectively referred to as “interested persons”) to comply with all laws and regulations related to anti-bribery and anti-corruption, and shall not engage in any form that may involve bribery, corruption, extortion, embezzlement or other illegal activities.

2. Either Party shall indemnify the other party or its interested persons against any expenditure, damage, liability, loss or expense directly or indirectly caused by the violation of anti-bribery laws by the other party or its interested persons. In case of any breach, such Party shall be fully liable for compensation to the other party.

XI. Notice and service

1. All notices between the parties shall be in writing and may be sent by hand, registered post, speedpost, fax, E-mail, etc.

2. Both parties agree that the scope of application of the contact information set forth in the first part of this Contract shall include the sending of various notices, contracts and other documents by both parties without litigation, the service of relevant documents and legal documents in case of disputes arising from this contract, and all judicial procedures such as preservation, filing, first instance, second instance, retrial and execution procedures after the disputes enter into civil proceedings.

3. The contact information set forth in the first paragraph of this Contract shall be the effective means of communication between the parties. In case of any change, either party shall promptly notify the other party in writing. Otherwise, the service made by the other party according to the service method agreed herein to the communication method before the change shall still be deemed to be valid service, and the adverse consequences arising therefrom shall be borne by the party that fails to notify the other party in time.

XII. Law Application and dispute resolution Method

Any dispute arising out of or in connection with this Contract shall be settled by both parties through negotiation on the principle of mutual understanding and accommodation. If no settlement can be reached through negotiation, the dispute shall be submitted to the people’s court at the place where Party A is located for litigation settlement. All expenses arising therefrom, including attorney’s fee, litigation fee, security fee, guarantee fee, announcement fee, investigation fee, evaluation fee, travel fee, auction fee and enforcement fee, shall be borne by the losing party.

XIII. Other agreements

1. This contract shall come into force on the date when it is signed by both parties (signed by natural persons and stamped with official seal or special seal for contract by legal persons or other organizations). This Contract may be supplemented, modified, or terminated in advance upon mutual agreement of both parties.

2. For the convenience of signing the contract in different places, the contract and confirmation letter signed by Party A and Party B by fax, electronic scanning or other data messages shall have the same legal effect as the contract and confirmation letter signed in person. In order to implement the management of the contract, if the contract is signed by means of data message scanning (including fax, electronic data interchange, E-mail, etc.), Party A and Party B are obliged to exchange the originals of the contract and deliver them to the other party by mail or other means.

3. Party A understands that Party B has annual audit, audit and other needs, so no matter whether the delivery is finished or the contract expires, Party A shall not arbitrarily contact the advertising agency to authorize or cancel the delivery account. If Party A needs to cancel the authorization or cancel the account, it shall notify Party B in writing 7 working days in advance and reserve time for Party B to retain the relevant information of the account.

4. Failure or delay by either party to exercise any right, power, compensation or compensation hereunder shall not be deemed as waiver of such right, power, compensation or compensation. The exercise of any right, power, compensation or compensation hereunder in whole or in part by either party shall not affect its exercise of any other right, power, compensation or compensation hereunder.

5. If any provision of this Contract is held to be invalid or unenforceable, then the other provisions of this Contract and other provisions of this Contract shall remain in full force and effect and shall not be affected by the contents of such invalid provision.

6. The headings of the terms of this Contract are for reminder only and do not limit, extend or otherwise interpret the terms of this Contract.

7. This contract is made in duplicate, with each party holding one copy and each copy having the same legal effect.

(The following text is not included)

Party A: AOSI Production Co., LTD.

Authorized Representative:

Date: October 1, 2023

Party B: TOURMINDLIMITED

Authorized Representative:

Date: October 1, 2023